UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 17, 1998


                             SOLA INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)


                                     1-13606
                            (Commission File Number)


          DELAWARE                                      94-3189941
(State or other jurisdiction of             (I.R.S. employer identification no.)
 incorporation or organization)


              2420 SAND HILL ROAD, SUITE 200, MENLO PARK, CA 94025
                    (Address of principal executive offices)
                                   (zip code)

                                 (650) 324-6868
              (Registrant's telephone number, including area code)

Item 5.  Other Items

     In 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 128, Earnings per Share. Statement 128 replaced the previously reported primary and fully diluted earnings per share with basic and diluted earnings per share. Unlike primary earnings per share, basic earnings per share excludes any dilutive effects of options, warrants, and convertible securities. Diluted earnings per share is very similar to the previously reported fully diluted earnings per share. The Company adopted Statement 128 for its fiscal quarter ended December 31, 1997, and all earnings per share amounts for all included periods were presented, and where necessary, restated to conform to the Statement 128 requirements in its Form 10-Q for such fiscal quarter.

     In connection with the Company's adoption of FAS 128, the Company is restating certain earnings per share information previously presented in the Company's Securities Exchange Act filings. This Form 8-K restates all previously reported earnings per share amounts in the Company's fiscal 1997 Form 10-K and its Form 10-Q filings for the quarters ended June 30, 1997 and September 30, 1997.

     The following table of contents cross references the attached  sub-items to the respective 10-K and 10-Q filings:
 Sub-item                    Description                           Reference to 10-K or 10-Q

    a.       Selected Financial Data                      Form 10-K, Item 6

    b.       Summary of Significant Accounting            Form 10-K, Note 2 to Consolidated
             Policies - Earnings per Share                Financial Statements and Exhibit 11

    c.       Common Stock Pro Forma Disclosures           Form 10-K, Note 9 to Consolidated
                                                          Financial Statements

    d.       Pro Forma Data                               Form 10-K, Note 16 to Consolidated
                                                          Financial Statements

    e.       Quarterly Financial Data                     Form 10-K, additional disclosure

    f.       Earnings Per Share - Quarterly               Replaces Exhibit 11 to Forms 10-Q for the
                                                          quarters ended June 30, and September 30,
                                                          1997


1.   SELECTED FINANCIAL DATA

                                                         Sola International Inc.                   Predecessor Business
                                        ------------------------------------------------------   ------------------------
                                        Fiscal Year   Fiscal Year    Fiscal Year   Four Months   Eight Months  Fiscal Year
                                          Ended          Ended          Ended         Ended         Ended        Ended
                                        March 31,      March 31,      March 31,     March 31,    November 30,   March 31,
                                        1997 (3)         1996           1995         1994 (1)        1993         1993
                                        ---------     -----------    -----------   -----------   ------------  ----------
Statements of Operations Data
(in thousands, except per share data)
   Net sales ........................   $ 488,689   $   387,709    $   345,631       $ 106,030    $ 200,025   $ 281,494
                                        =========   ===========    ===========       =========    =========   =========
   Income (loss) before
     extraordinary item .............   $  30,897   $    34,588    $    13,640       $ (61,394)   $  10,749   $  16,515
   Extraordinary item, write-off of
     debt issuance costs, net .......        --            (912)        (3,915)           --           --          --
                                        ---------   -----------    -----------       ---------    ---------   ---------
   Net income (loss) ................   $  30,897   $    33,676    $     9,725(2)    $ (61,394)   $  10,749   $  16,515
                                        =========   ===========    ===========       =========    =========   =========

Earnings (Loss) Per Share Data
basic (4)
   Income (loss) before
      extraordinary item ............   $    1.31   $      1.59    $      0.82   $   (3.75)
   Extraordinary item ...............        --           (0.04)         (0.23)       --
                                        ---------   -----------    -----------   ---------
   Net income (loss) ................   $    1.31   $      1.55    $      0.59   $   (3.75)
                                        =========   ===========    ===========   =========
   Weighted average number of
       shares outstanding ...........      23,561        21,785         16,710      16,353
                                        =========   ===========    ===========   =========
Earnings (Loss) Per Share Data
diluted (5)
   Income (loss) before extraordinary
      item ..........................   $    1.24   $      1.51    $      0.78   $   (3.75)
   Extraordinary item ...............        --           (0.04)         (0.22)       --
                                        ---------   -----------    -----------   ---------
   Net income (loss) ................   $    1.24   $      1.47    $      0.56   $   (3.75)
                                        =========   ===========    ===========   =========
   Weighted average number of
       shares outstanding ...........      24,859        22,944         17,516      16,353
                                        =========   ===========    ===========   =========


                                                   Sola International Inc.                  Predecessor Business
                                --------------------------------------------------------    --------------------
                                                     As of March 31,
                                   1997            1996           1995            1994               1993
                                ----------      ----------     ----------      ---------           --------
Balance Sheet Data
   Total assets..............    $605,508       $416,849        $383,457       $360,631           $246,944
   Long-term debt............     162,797         97,890         107,407        186,740              9,744
   Parent company investment.          --             --             --              --            117,129
   Total shareholders' equity     284,298        192,241         159,443         63,495                 --

---------------------------

(1) For the four months ended March 31, 1994, the Company recorded two non-recurring, non-cash charges associated with the Acquisition: (i) a $32.9 million charge for the amortization associated with an inventory write-up to fair value that was reflected in cost of sales; and (ii) a $40.0 million charge for the write-off of in-process research and development that was reflected in in-process research and development expense.
(2) For fiscal 1995, the Company recorded two non-recurring charges in connection with the IPO: (i) a $3.0 million charge for the termination of the AEA Investors Inc. management agreement with the Company that was reflected in general and administrative expenses; and (ii) a $3.9 million write-off of debt issuance costs, that was reflected in the historical financial statements as an extraordinary item.
(3) For fiscal 1997, the Company recorded two non-recurring charges in connection with the AO Acquisition: (i) a $7.2 million charge for the amortization associated with an inventory write-up to fair value that was reflected in cost of sales; and (ii) a $9.5 million charge for the write-off of in-process research and development that was reflected in in-process research and development expense.
(4) Earnings per share, as restated for the adoption of FAS 128, are computed using the weighted average number of common shares outstanding during the period, for fiscal 1997, 1996, 1995, and 1994, after giving effect to the IPO.
(5) Earnings per share, as restated for the adoption of FAS 128, are computed using the weighted average number of common shares and dilutive securities outstanding during the period, for fiscal 1997, 1996, 1995, and 1994, after giving effect to the IPO.



2.   Summary of Significant Accounting Policies

     Earnings (Loss) Per Share

     In 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 128, Earnings per Share. Statement 128 replaced the previously reported primary and fully diluted earnings per share with basic and diluted earnings per share. Unlike primary earnings per share, basic earnings per share excludes any dilutive effects of options, warrants, and convertible securities. Diluted earnings per share is very similar to the previously reported fully diluted earnings per share. All earnings per share amounts for all included periods have been presented, and where necessary, restated to conform to the Statement 128 requirements.

     The  following  table  sets  forth the  computation  of basic  and  diluted earnings per share for the fiscal years ended March 31, 1997, 1996 and 1995:
                                                              Fiscal Year Ended
                                               March 31, 1997  March 31, 1996  March 31, 1995
                                               --------------  --------------  --------------
Numerator:
Income before extraordinary item ............   $ 30,897        $   34,588         $ 13,640
Extraordinary item, repurchase of senior
subordinated notes (1995-write-off of debt
issuance costs), net of tax .................       --                (912)          (3,915)
                                                --------        ----------         --------
   Net income ...............................   $ 30,897        $   33,676         $  9,725
                                                ========        ==========         ========

Denominator:
   Denominator for basic earnings per share -
   Weighted average common shares
     outstanding ............................     23,561            21,785           16,710

   Effect of dilutive securities:
     Employee stock options .................      1,298             1,159              772
     Other dilutive securities ..............       --                --                 34
   Denominator for diluted earnings per share - ________        __________         ________
   Weighted average common shares and
     dilutive securities outstanding ........     24,859            22,944           17,516
                                                ========        ==========         ========

Basic earnings per share:
Income before extraordinary item ............   $   1.31        $     1.59         $   0.82
Extraordinary item ..........................       --               (0.04)           (0.23)
                                                --------        ----------         --------
   Net income ...............................   $   1.31        $     1.55         $   0.59
                                                ========        ==========         ========

Diluted earnings per share:
Income before extraordinary item ............   $   1.24        $     1.51         $   0.78
Extraordinary item ..........................       --               (0.04)           (0.22)
                                                --------        ----------         --------
   Net income ...............................   $   1.24        $     1.47         $   0.56
                                                ========        ==========         ========

     Supplemental pro forma earnings per share (unaudited), calculated as if the
Acquisition,  Mergers and IPO had taken place at the  beginning  of fiscal 1995, and excluding Acquisition and IPO related non-recurring charges from net income, was $1.05 (diluted), $1.09 (basic) for fiscal 1995, calculated as follows:
                                                                            Year Ended
                                                                           March 31, 1995
                                                                           --------------
                                                                           (in thousands,
                                                                       except per share data)
                                                                            (unaudited)

Net income, as reported ..................................................   $ 9,725

Pro forma adjustments, primarily interest and AEA fees, assuming that the
     IPO occurred at the beginning of the period .........................    13,920
                                                                             -------

Net Income used for supplemental pro forma earnings per share calculation    $23,645
                                                                             =======
Weighted average number of shares outstanding, as reported ...............    16,710
Adjustment necessary assuming shares issued in the IPO were outstanding
     for the full period .................................................     5,012
                                                                             -------
Weighted average number of shares outstanding used in supplemental basic
     pro forma earnings per share calculation ............................    21,722
Effect of dilutive securities:
     Employee stock options ..............................................       772
     Other dilutive securities ...........................................        34

Shares used in supplemental diluted pro forma earnings per share
     calculation .........................................................    22,528
                                                                             =======
Supplemental pro forma earnings per share - basic ........................   $  1.09
                                                                             =======
Supplemental pro forma earnings per share - diluted ......................   $  1.05
                                                                             =======

3.   Common Stock

     Pro Forma Disclosures

     Pro Forma information regarding net income and earnings per share, as restated for the adoption of FAS 128, is required by Statement 123, and has been determined as if the Company had accounted for its employee stock options under the fair value method of that Statement. The fair value for these options was estimated at the date of grant using a Black-Scholes option pricing model with the following assumptions: risk-free interest rate of 6.67%, no dividend yield, volatility factor of the expected market price of the Company's common stock of
 .389, and a weighted-average expected life of the option of 4 years.

     The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Company's employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

     For purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the options' vesting period. The Company's pro forma information follows (in thousands except for earnings per share information):

                                                1997                   1996
                                                ----                   ----
Pro forma net income..............            $30,251                $33,603
Pro forma earnings per share:
   Basic..........................              $1.28                  $1.54
   Diluted........................              $1.22                  $1.46

     The pro forma effect on net income during the phase-in period of Statement 123 may not be representative of the effects on pro forma net income in future periods.

4.   Pro Forma Data

     The following pro forma data, as restated for the adoption of FAS 128, was prepared to illustrate the estimated effect of the AO Acquisition and the financing related thereto, as if the Acquisition had occurred as of the beginning of each period presented:

                                                    Year Ended       Year Ended
                                                     March 31,        March 31,
                                                       1997             1996
                                                    ----------       -----------

Net Sales ...................................       $  507,713       $   475,274
                                                    ----------       -----------

Income before extraordinary item ............       $   41,968       $    42,093
                                                    ----------       -----------

Net income ..................................       $   41,968       $    41,181
                                                    ----------       -----------

Earnings per share - basic:
   Income before extraordinary item .........       $     1.72       $      1.75
                                                    ----------       -----------

   Net income ...............................       $     1.72       $      1.71
                                                    ----------       -----------
Earnings per share - diluted:
   Income before extraordinary item .........       $     1.64       $      1.67
                                                    ----------       -----------

   Net income ...............................       $     1.64       $      1.63
                                                    ----------       -----------

     These pro forma results of operations have been prepared for comparison purposes only, and do not purport to be indicative of what the results would have been had the AO Acquisition occurred at the beginning of the period or the results which may occur in the future. As a result of the AO Acquisition the Company has incurred two non-recurring charges during fiscal 1997: (i) a $7.2 million charge to cost of sales for the amortization associated with an inventory write-up to fair value during the six months ended September 30, 1996; and (ii) a $9.5 million charge for the write-off of in-process research and development all of which was recorded in the quarter ended June 30, 1996. These charges, and the related provision for tax thereon, have been excluded from the pro forma results as they are non-recurring. The pro forma data above does not include pro forma adjustments for the Neolens Acquisition as the results of Neolens prior to acquisition were not material to the Company's consolidated results of operations.


5.   QUARTERLY FINANCIAL DATA (1)
 (in thousands, except per share data)     Quarter Ended  Quarter Ended   Quarter Ended  Quarter Ended
              (unaudited)                  June 30, 1995  Sept. 30, 1995  Dec. 31, 1995  March 31, 1996
                                           -------------  --------------  -------------  --------------

Net sales..............................     $  95,922      $  95,866       $  91,329      $ 104,592
Gross profit...........................        45,740         45,404          43,557         51,017
Operating income.......................        13,668         15,565          11,461         20,059
Income before extraordinary
    item...............................         7,355          9,000           5,958         12,275
Net income.............................         6,443          9,000           5,958         12,275
Earnings per share - basic:
    Income before extraordinary
        item...........................          0.34           0.41            0.27           0.56
    Extraordinary item.................         (0.04)           --              --             --
    Net income.........................          0.30           0.41            0.27           0.56

Earnings per share - diluted:
    Income before extraordinary
        item...........................          0.32           0.39            0.26           0.53
    Extraordinary item.................         (0.04)           --              --             --
    Net income.........................          0.28           0.39            0.26           0.53

                                          Quarter Ended  Quarter Ended   Quarter Ended  Quarter Ended
                                          June 30, 1996  Sept. 30, 1996  Dec. 31, 1996  March 31, 1997
                                          -------------  --------------  -------------  --------------
Net sales.............................      $ 109,536      $ 128,194       $ 119,721      $ 131,238
Gross profit..........................         51,487         53,109          57,124         62,434
Operating income......................          6,082         13,975          15,261         22,029
Net income............................          2,162          6,969           7,840         13,926
Earnings per share - basic:
    Net income........................           0.10           0.29            0.32           0.57
Earnings per share - diluted:
    Net income........................           0.09           0.27            0.31           0.55

(1) As restated for the adoption of FAS 128.

6.   Earnings Per Share - Quarterly

     The  following  tables  set forth  the  computation  of basic  and  diluted earnings  per share under FAS 128 for each of the  quarters  ended June 30, 1997 and 1996 and September 30, 1997 and 1996,  together with respective year to date computations at September 30, 1997 and 1996:
                                                             Three Months Ended
                                                        June 30, 1997 June 30, 1996
                                                        ------------- -------------
Numerator:
   Net income ..........................................   $11,089       $ 2,162
                                                           =======       =======

Denominator:
   Denominator for basic earnings per share -
   Weighted average common shares
     outstanding .......................................    24,269        21,802

   Effect of dilutive securities:
     Employee stock options ............................     1,150         1,357

   Denominator for diluted earnings per share -            _______       _______
   Weighted average common shares and
     dilutive securities outstanding ...................    25,419        23,159
                                                           =======       =======

Basic earnings per share:
   Net income ..........................................   $  0.46       $  0.10
                                                           =======       =======

Diluted earnings per share:
   Net income ..........................................   $  0.44       $  0.09
                                                           =======       =======

                                                     Three Months Ended               Six Months Ended
                                               September 30,   September 30,   September 30,   September 30,
                                                    1997            1996            1997           1996
                                                    ----            ----            ----           ----
Numerator:
   Net income .................................   $11,778        $ 6,969           $22,867        $ 9,131
                                                  =======        =======           =======        =======

Denominator:
   Denominator for basic earnings per share -
   Weighted average common shares outstanding .    24,319         24,033            24,294         22,957

   Effect of dilutive securities:
     Employee stock options ...................     1,220          1,427             1,186          1,394

   Denominator for diluted earnings per share -   _______        _______           _______        _______
   Weighted average common shares and
     dilutive securities outstanding ..........    25,539         25,460            25,480         24,351
                                                  =======        =======           =======        =======

Basic earnings per share:
   Net income .................................   $  0.48        $  0.29           $  0.94        $  0.40
                                                  =======        =======           =======        =======

Diluted earnings per share:
   Net income .................................   $  0.46        $  0.27           $  0.90        $  0.37
                                                  =======        =======           =======        =======

                                       9

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          Sola International Inc.
                                          (Registrant)











Dated:  February 23, 1998                 By:  /s/Steven M. Neil
       -------------------                    ------------------------------
                                          Steven M. Neil
                                          Executive Vice President and Chief
                                          Financial Officer

                                       10